UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2024

TPG RE Finance Trust, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38156	36-4796967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue, 35th Floor, New York, New York 10106

(Address of Principal Executive Offices) (Zip Code)

(212) 601-4700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TRTX	New York Stock Exchange
6.25% Series C Cumulative Redeemable Preferred Stock, par value $0.001 per share	TRTX PRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 14, 2024, TPG RE Finance Trust, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders: (i) elected the eight persons listed below as directors of the Company, each to hold office until the Company’s annual meeting of stockholders in 2025 and until his or her successor is duly elected and qualifies; (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; (iii) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers; and (iv) approved, on a non-binding, advisory basis, a frequency of every year for future non-binding, advisory votes on the compensation of the Company’s named executive officers. Set forth below are the voting results for each of the proposals voted upon by the Company’s stockholders at the Annual Meeting:

Proposal 1 – Election of Directors

	Votes For	Votes Withheld	Broker Non- Votes
Avi Banyasz	51,417,558	2,202,115	11,646,343
Doug Bouquard	52,747,411	872,262	11,646,343
Julie Hong	49,577,637	4,042,036	11,646,343
Michael Gillmore	52,546,508	1,073,165	11,646,343
Todd Schuster	52,605,940	1,013,733	11,646,343
Wendy Silverstein	52,624,404	995,269	11,646,343
Bradley Smith	50,511,615	3,108,058	11,646,343
Gregory White	52,710,232	909,441	11,646,343

Proposal 2 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2024

Votes For	Votes Against	Abstentions
60,121,444	5,079,011	65,561

Proposal 3 – Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non- Votes
52,284,373	1,213,181	122,119	11,646,343

Proposal 4 – Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non- Votes
53,397,599	33,791	97,382	90,901	11,646,343

In light of the stockholders’ recommendation that future non-binding, advisory votes on the compensation of the Company’s named executive officers be held every year, which was consistent with the recommendation of the Board of Directors, the Board of Directors has decided that the Company will hold future non-binding, advisory votes on the compensation of the Company’s named executive officers every year.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG RE FINANCE TRUST, INC.

By:	/s/ Robert Foley
Name:	Robert Foley
Title:	Chief Financial Officer

Date: May 15, 2024